EXHIBIT 10.44

                                   LAND OFFICE
                                    FORM 11B
                                  (SECTION 177)
          (Temporary Property Equals to Property Under the Land Office)
                 Registration: Area Hulu Klang No. H.S. (M) 2603

                                 State: SELANGOR

                        Certificate of Leasehold Property

                        Purpose of this land: Industrial

Location: AU2, Ampang/Hulu Klang

                                       Land Office No.  7668

Tenure of Land:  99 Years              Area of Land:    214,703 sq. Ft.

Expiry Date:     4-8-2086              Yearly Taxation: RM12,882.20

                      Special Conditions of Leased Property

This property is made in accordance to the provisions of the Land Code and all conditions and provisions as stated below:

                                   Conditions:

i.    This land is to be used only for Industrial purposes.

ii. The owner must erect a factory within 2 years from the date of registration of this property title.

iii. The owner must maintain the cleanliness and control air pollution from smoke, smell from chemical components and remnant waste which can endanger public health.

iv. The owner is not permitted to dispose or outflow any oil supplies and components, industrial waste, and medical supplies which contain chemical or poisonous substances which endanger public health into the rivers from the drainage systems.

v. The owner is required to ensure that 40% of the workforce must be Bumiputra (reference as Malays and other indigenous people)

vi. The owner is required to comply with the provisions of the Environmental Quality Act 1974.

vii.  The building plans must be approved by the local authorities.

Important provision:
This land which is granted herewith can not be sold, leased, mortgaged or have its ownership transferred in any way unless approved by the State Executive Authorities

2. In this plan outline below, the boundary colored in red is temporary and not as yet confirmed by specific survey.

Plan Drawing of the Property:

Land Office No. 7668
Area: Hulu Klang
District: Gombak

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The owner of this land as recorded below        Published Statement, released on

Registered on 5 August, 1987                    17th August, 1987


District: GOMBAK                                District:  GOMBAK
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To be filled up for any extension:

Effective date of Grant: ............................................
Original Land Title (Permanent or Temporary) ...............................

Property Record and Associated transactions.

Registration transfer No. 3806/91 Volume No. 101 Folio: 144 separated parts under PKNS as a Quasi Government Body in Selangor Government, 1964 is transferred to Harris Semiconductor
(M) Sdn Bhd, a company incorporated under the Companies Act 1965, address:
33 Lot 2, Lorong Enggang, Ulu Kelang FTZ, P O Box 4, jalan Gurney, 54007 K.L. Registered on 13, September 1991 at 10:59 am.

Release # 6875/95 (Chane Name) Volume: 3 Folio 67.
Name of lease ownership: Harris Semiconductor (M) Sdn Bhd to Harris Airport Systems (M) Sdn Bhd. Registered on 29th December 1995 at 8:45am.

Registration transfer No. 6380/95 Volume No. 164 Folio: 119 unappropriated portion to Harris Airport Systems (M) Sdn Bhd, an established Co. under the Co. Act 1965 transferred the land title to Harris Advanced Technology (M) Sdn Bhd, a company incorporated under the Companies Act 1965, address at 73 Jalan Enggang, Ulu Kelang Free Trade Zone, 54200 Kuala Lumpur.
Registered on 29, December 1995 at 8:46am.